Exhibit 10.2
                                                                    ------------

NOTE: CERTAIN MATERIAL HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SEC. NOTATIONS OF [ * * * ] HAVE BEEN USED TO INDICATE SUCH AN OMISSION.

                               MARKETING AGREEMENT


         This Marketing Agreement ("Agreement") between PACIFIC FIBER LINK, LLC, a Washington limited liability company ("PFL") and PATHNET, INC., a Delaware corporation ("Purchaser), dated as of the 31st day of March, 1999 ("Effective Date"). Each of PFL and Purchaser are referred to herein as a "Party" or the "Parties."


RECITALS

     A. PFL and Purchaser entered into that certain Agreement for Construction and Sale of Conduit and Dark Fiber System on the 31st day of March, 1999 ("Conduit and Fiber Sale Agreement") for the sale and purchase of [ * * * ] and [ * * * ] fibers or [ * * * ] of the total number of fibers pulled through PFL's first conduit (the "Primary Conduit"), whichever is greater, in PFL's [ * * * ] fiber optic telecommunications system being developed and constructed between Denver, Colorado and Chicago, Illinois (the "System").

     B. In connection with the development and construction of the System by PFL, the Parties desire to enter into this Agreement in order to establish certain restrictions on the sale, swap or lease of fibers pulled through the Primary Conduit to facilitate the mutual development of a substantial customer base for each Party to utilize to efficiently maximize and increase each Party's investment in the System for a greater financial return, on the terms and conditions set forth herein.

     AGREEMENT

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Parties hereto agree as follows:

         All terms not defined herein shall have the meaning set forth in the Conduit and Fiber Sale Agreement.

1.       OWNERSHIP:
         ----------

         The System shall contain [ * * * ] conduits. PFL shall own [ * * * ] conduits and Purchaser shall own [ * * * ]. The first one (1) of PFL's [ * * * ] conduits to contain the fibers being purchased by Purchaser shall be designated the Primary Conduit. Purchaser shall own

NOTE: CERTAIN MATERIAL HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SEC. NOTATIONS OF [ * * * ] HAVE BEEN USED TO INDICATE SUCH AN OMISSION.

         [ * * * ] fibers or [ * * * ] of the total number of fibers pulled through the Primary Conduit, whichever is greater.

2.       SALES AND MARKETING:
         --------------------

     Both Parties acknowledge and agree that each Party's [ * * * ] fibers, or [
     * * * ] of the total number of fibers pulled through the Primary Conduit as the case may be, shall be designated and disposed of as follows:

     (a) Each Party shall retain exclusive ownership rights in [ * * * ] fibers contained in the Primary Conduit for its own use ("Retained Fibers"). Subject to the provisions of Section (e) below, nothing herein shall limit or preclude the other Party from negotiating a sale, lease, license or grant of any indefeasible right to use fibers (hereinafter, a "Disposition") or a swap of fibers, as it relates to each Party's exclusive ownership of its Retained Fibers. Accordingly, all revenue arising from or attributable to either Party's Disposition or swap of its Retained Fibers shall remain the personal property of that Party and such revenue shall not be shared with the other Party.

     (b) Each Party agrees to contribute its remaining fibers in the Primary Conduit (the "Joint Fibers") for joint marketing purposes as set forth in this Agreement (i.e. If the Parties agree to pull a [ * * * ] count fiber cable through the Primary Conduit, each Party retains exclusive ownership rights in [ * * * ] fibers each with the remaining [ * * * ] to be used for joint marketing purposes). Each Party will undertake reasonable sales and marketing efforts to make Dispositions of the Joint Fibers. All Dispositions shall be made pursuant to an agreement in form and content to be mutually agreed to between the Parties prior to any Disposition. Provided that the proposed Disposition complies with the Minimum Prices (as defined below) and is for a period of not less than five (5) years (the "Minimum Term"), and is in form and content mutually agreed to between the Parties, then (i) each Party will contribute [ * * * ] of the Joint Fibers required for the Disposition; and (ii) neither Party will have the right to decline to contribute its Joint Fibers to a Disposition.

     (c) Any other arrangement, transfer or disposition of the Joint Fibers, including, without limitation, a swap involving Joint Fibers, a Disposition of Joint Fibers for less than the Minimum Price or Minimum Term or not in accordance with an agreement mutually agreed to between the Parties, a Disposition of the Joint Fibers with the benefit of optical amplification equipment, or a sale of lit telecommunications capacity on the Joint Fibers, shall require the prior written consent of both Parties, and absent such consent, such alternate disposition shall not occur.

     (d) Any Disposition of Joint Fibers, whether agreed to prior to or after execution of this Agreement, shall be governed by this Agreement and shall be in the name of the Party who originated and negotiated the Disposition; provided, however, that the

NOTE: CERTAIN MATERIAL HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SEC. NOTATIONS OF [ * * * ] HAVE BEEN USED TO INDICATE SUCH AN OMISSION.


          originating Party include the non-originating Party as a named Party in the Disposition agreement and any press release relating to the Disposition of the Joint Fibers. In the case of Dispositions entered into prior to completion of construction of the subject Joint Fibers, the Parties will take such steps as are necessary to ensure that the benefit of the Disposition accrues to the non-originating Party even if the originating Party defaults under the Conduit and Fiber Sales Agreement and the subject fibers are provided solely by the non-originating Party. Neither Party shall have the right to receive any revenue from a Disposition unless it has timely fulfilled its payment obligations under the Conduit and Fiber Sale Agreement.

     (e)  Each Party agrees that the other may Dispose of [ * * * ] of its [ * *
          * ] Retained Fibers in any third party fiber exchange without the other Party's consent; provided that any such fiber exchange shall include a [ * * * ] resale restriction on the receiving third party. Each Party's remaining [ * * * ] Retained Fibers shall not be Disposed of in any third party transaction, make any swap of its Retained Fibers or sell the Retained Fibers with the benefit of optical amplification, until this Agreement is terminated as provided for in
          Article 3. Either Party may at any time and at its sole cost and expense, light its Retained Fibers and sell telecommunications capacity thereon.

     (f) Each Party expressly agrees not to install any cable in its own conduit or make any Disposition of its own conduit in any third party transaction, or swap its own conduit, until the termination of this Agreement pursuant to Article 3.

     (g) The number of fibers installed in the Primary Conduit, whether during initial construction or thereafter, shall be subject to the mutual agreement of the Parties. The Provisions of this paragraph shall survive expiration or termination of this Agreement.

     (h) Upon expiration or termination of any Disposition, all Joint Fibers that were part of that Disposition shall revert to the Party that owned such fibers and shall be deemed Retained Fibers.

     (i) Sales, leases, grants of indefeasible rights to use, and other dispositions of Joint Fibers to an Affiliate (as hereinafter defined) shall not be deemed Dispositions hereunder, and any Joint Fibers that are the subject of such arrangement shall remain Joint Fibers notwithstanding such arrangement.

     (j) The Disposition of the Joint Fibers shall not be made for less than the following prices per mile (the "Minimum Prices").

NOTE: CERTAIN MATERIAL HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SEC. NOTATIONS OF [ * * * ] HAVE BEEN USED TO INDICATE SUCH AN OMISSION.


          Fiber:
          ------

          (i)       [ * * * ]

          (ii)      [ * * * ]

          (iii)     [ * * * ]

          (iv)      [ * * * ]

          (v)       [ * * * ]

          (vi) If the selling price is less than the Minimum Prices listed above, the price shall be mutually negotiated between the Parties. If the Parties fail to agree on a mutually acceptable price, the Disposition shall not be consummated.

          Upon either Party's receipt of payment from a third party for Disposition of Joint Fibers, the receiving Party shall immediately remit to the non-receiving Party [ * * * ] of the revenue received from the third party.

          Conduit:  No conduit or right to use  conduit,  including  the Primary
          --------
          Conduit, shall be sold, leased or otherwise disposed of except on the mutual written agreement of the Parties.

3.       TERM:
         -----

         The term of this Agreement shall commence on the date hereof and, unless sooner terminated by mutual agreement of the Parties, shall terminate upon the occurrence of any of the following events:

          (a)  The  Parties  have  completed  Dispositions  of all of the  Joint
               Fibers;

          (b) The contribution by either Party of its last Joint Fibers to a Distribution;

          (c)  [ * * * ]

4.       DEFAULT:
         --------

          For the purposes of this Agreement, an "Event of Default" is defined as follows:

          (a) Failure of either Party to provide reasonably competent staff in sufficient numbers, and undertake diligent efforts, to adequately market and sell the marketable fibers under the terms and conditions of this Agreement.

          (b) Material failure of either Party to perform its duties and obligations as set forth herein.

Prior to either Party terminating this Agreement due to an Event of Default, each Party shall provide the other with written notice of its intention to terminate or seek other remedies available under this Agreement. Such notice shall specify in detail the act or event constituting an Event of Default and the notified Party shall be entitled a reasonable time to cure such Event of Default, not to exceed thirty (30) days. If each such matter is cured (at the defaulting Parties' sole cost and expense) within such period, no grounds for termination shall then exist. If the defaulting Party fails to cure the Event of Default as set forth herein, the non-defaulting Party may, in its sole and absolute discretion, terminate this Agreement or obtain specific performance from the defaulting Party in addition to any other remedies available to the non-defaulting Party at law or in equity.

5.       MISCELLANEOUS:
         --------------

          (a)  Entire  Agreement.  This Agreement  embodies the entire agreement
               ------------------
               and understanding between the Parties hereto relating to the marketing of the System and Purchaser System and the obligations of the Parties with respect to the marketing of the System, including Purchaser System, and supersedes all prior agreements and understandings, whether written or oral, between them with respect thereto.

          (b)  No Partnership.  Nothing herein shall constitute  either Party as
               ---------------
               the agent or legal representative of the other Party and does not create a partnership or joint venture between the Parties.

          (c)  Limitation  of  Authority.  Neither Party shall have the right or
               -------------------------
               authority, express or implied, to commit or otherwise obligate the other in any manner whatsoever except to the extent specifically authorized in writing by the respective Parties.

          (d)  Assignment.  This Agreement is personal to both PFL and Purchaser
               -----------
               and neither Party shall have the right, power or authority to assign this instrument, or any portion thereof, or to delegate any duties or obligations arising hereunder, either voluntary, involuntary or by operation of law, without the prior written approval of the non-assigning Party. Notwithstanding the foregoing, this Agreement may be assigned without the consent of either Party to an Affiliate of either Party provided that any such Affiliate enters into a written agreement with the non-assigning Party to be bound by the provisions of this Agreement in all respects. For purposes of this Agreement, an Affiliate shall mean (i) an entity controlling, controlled by or under the common control of a Party; or (ii) the successor by merger or purchase of all or substantially all of a Party's stock or assets.

          (e)  Amendments.  This  Agreement  may be amended only in writing,  in
               -----------
               whole or in part, at any time only by the approval of both Parties. No provision of this Agreement may be waived except by a writing signed by the waiving Party.

          (f)  Applicable Law. This Agreement shall be governed by and construed
               ---------------
               and enforced in accordance with the laws of the State of New York without regard for principles of conflicts of laws that would require the application of law of any other jurisdiction. Venue for all disputes shall be Denver, Colorado.

          (g)  Severability.  If any  provision of this  Agreement is held to be
               -------------
               invalid, as applied to any fact or circumstance, such invalidity shall not affect the validity of any remaining provision hereof or the validity of such provision as applied to any other fact or circumstance.

          (h)  Captions.  All  captions  contained  in  this  Agreement  are for
               ---------
               convenience of reference only and shall not be considered in any way in connection with the interpretation or enforcement of any provision of this Agreement.

          (i)  Binding  Effect.  Except  as  herein  otherwise  provided,   this
               ----------------
               Agreement shall be binding upon, and inure to the benefit of, PFL and Purchaser and their respective Affiliates, successors and permitted assigns. No provision of this Agreement shall be applied for the benefit of, or be enforceable by, any person who is not Party to, an Affiliate, or a permitted assignee of, this Agreement.

          (j)  Counterparts.  This  Agreement  may be  executed in any number of
               -------------
               counterparts each of which shall be deemed an original, but all of which together shall constitute the same instrument.

          (k)  Attorneys'  Fees. In any action or  proceeding to enforce  rights
               -----------------
               under this Agreement, the prevailing Party shall be entitled to recover reasonable costs and reasonable attorneys' fees.

          (l)  Waiver  of Trial by Jury.  In the  event of any  litigation  with
               -------------------------
               respect to this Agreement or any instrument document executed and delivered in connection herewith, each Party waives its right to trial by jury.

          (m)  Dispute  Resolution . The Parties agree that any  disagreement or
               ---------------------
               dispute arising under or related to this Agreement shall be resolved in accordance with Article 35 of the Conduit and Fiber Sale Agreement.

Executed as of the date and year first above written.



                                   PACIFIC FIBER LINK, LLC, a Washington limited liability company



                                  By:  /s/ [name illegible]
                                       ----------------------------------


                                  Its: Executive V.P.
                                       ----------------------------------
                                        March 31/99



                                  PATHNET, INC., a Delaware corporation



                                  By:  /s/ Richard A. Jalkut
                                       ----------------------------------


                                  Its: President and CEO
                                       ----------------------------------
                                        3/31/99